UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2018

MARIMED INC.

(Exact name of registrant as specified in its charter)

Delaware	0-54433	27-4672745
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10 Oceana Way, Norwood, Massachusetts	02062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 795-5140

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Resignation of Independent Registered Public Accounting Firm.

On November 29, 2018, MariMed Inc. (the “Company”) was informed by its independent registered public accounting firm, L&L CPAs, P.A. (“L&L”), of its intent to resign for reason that it would not be able to comply with Section 10A of The Securities Exchange Act of 1934 and Section 203 of the Sarbanes-Oxley Act of 2002 which prohibit a registered public accounting firm from providing audit services to an issuer if the audit partner having primary responsibility for the audit, or the audit partner responsible for reviewing the audit, has performed audit services for that issuer in each of the five previous fiscal years of that issuer. Consequently, on December 5, 2018, the Company’s Board of Directors dismissed L&L as the Company’s independent registered public accounting firm.

The audit reports of L&L on the consolidated financial statements of the Company as of December 31, 2017 and 2016, and for the years then ended, did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2017 and 2016, and during the subsequent interim period from January 1, 2018 through November 29, 2018, (i) there were no disagreements with L&L on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures that, if not resolved to L&L’s satisfaction, would have caused L&L to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years, and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided L&L with a copy of the disclosures in this report prior to filing with the Securities and Exchange Commission (the “SEC”). A copy of L&L’s letter dated December 6, 2018 to the SEC, stating it agrees with the statements made in this report, is filed as Exhibit 16.1 to this report.

(b) Engagement of New Independent Registered Public Accounting Firm.

On December 5, 2018, the Audit Committee of the Company’s Board of Directors engaged M&K CPAs, PLLC (“M&K”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

During the two most recent fiscal years ended December 31, 2017 and 2016, and during the subsequent interim period from January 1, 2018 through December 5, 2018, neither the Company nor anyone on its behalf consulted M&K regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that M&K concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event,” each as defined in Regulation S-K Item 304(a)(1)(v), respectively.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

16.1	Letter dated December 10, 2018 from L&L CPAs, P.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARIMED INC.

Dated: December 10, 2018
	By:	/s/ ROBERT FIREMAN
Robert Fireman, CEO